EXHIBIT 10.8

                         ASSIGNMENT OF OIL AND GAS LEASE


   KNOW ALL MEN BY THESE PRESENTS:

   That the undersigned Robert A. Doak, Jr., and Frances L. Doak, J.T. with an address of 1207 Alta St., Trinidad, Colorado 81082, hereinafter referred to as assignors for and in consideration of Ten Dollars ($10.00) and other consideration, the receipt of which is hereby acknowledged, does hereby convery, transfer and assign unto Sun River Energy, Inc., with an address of 7609 Ralston Rd., Denver, Colorado, 80002, hereinafter referred to as assignees, all of their interest pursuant to that certain Oil and Gas Lease described as follows:

   Lessor: Nona Jean Myers and ratified by Kenneth Greg Myers and William Joseph Myers as Co-personal Representatives of the Estate of George F. Myers, Deceased.

   Lessee:  Mountain West Exploration, Inc.

   Date:    June 10, 2003

   Recording:  Book 14 Page 10616 Deed Records of Colfax County, New Mexico

   Insofar as said lease covers the following described land in Colfax County, New Mexico:

                                  SEE ATTACHED DESCRIPTION

   And for the same consideration, the Assignors covenants with Assignee, its heirs, successors, and assigns, that the Assignors are the lawful owner of and have good title to the interest above assigned in and to said lease and that the property is clear from all liens, encumbrances or adverse claims.

   EXECUTED THIS 23rd DAY OF MARCH, 2006.


                                                           Francis L. Doak

                                                           Robert A. Doak, Jr.


                                  NOTARY ACKNOWLEDGEMENT
State of Colorado)
County of Las Animas)
The foregoing instrument was acknowledged before me on the 23rd day of March, 2006. My commission expires April 21, 2009

                                    Witness my hand and official seal:

                                    Notary Public

     The North one half (2,370 acres) of the following described tract of land located in Colfax County, NM

     Beginning at the O.C. Corner to fractional Sections No. 21 and 22, Twp. 32 North, Range 23 East of the NMPM;

     thence in a general southerly direction for the following courses and distances as taken from the deed from the Maxwell Land Grant Company to Frederick Roth, dated May 29, 1901, recorded in Book #Q, Deeds, page #195, Colfax County records, to wit:

     South 40.50 chains to corner to Sections Nos. 21, 22, 27, 28, Twp 21 North, Range 23 East;

     thence South 39 degrees, 36 minutes West, 35.15 chains to the intersection with the right-of-way to the Atchison, Topeka and Santa Fe Railway, being the same as the New Mexico and Southern Pacific Railway.

     thence southerly, following the right of way of the Atchison, Topeka and Santa Fe Railway on the following courses and distances:

         South 1 degree, 34 minutes West, 8.80 chains.

         South 34 degrees, 32 minutes East, 10.00 chains.

         South 57 degrees, 32 minutes East, 19.40 chains.

         South 32 degrees, 44 minutes East, 63.48 chains.

         South 18 degrees, 51 minutes East, 25.15 chains.

         South 3 degrees, 13 minutes West, 34.70 chains.

         South 15 degrees, 33 minutes East, 20.00 chains.

         South 27 degrees, 09 minutes East, 22.72 chains.

         South 50 degrees, 29 minutes East, 4.60 chains.

         South 24 degrees, 46 minutes East, 44.00 chains to the Southwest corner of the herein described tract, which corner is the intersection of the East right-of-way line of the said Atchison, Topeka and Santa Fe Railway, with the section line between Sections Nos. 3 and 10, Twp 31 North, Range 23 East, NMPM;

     thence along the South, East and North sides of the herein described tract on the following courses and distances, taken from recent survey, to-wit:

     East 4.67 chains to the corner to Sections Nos. 2, 3, 10 and 11, Twp 31 North, Range 23 East, NMPM;

     thence North 89 degrees and 54 minutes East,  80 chains;

     North 66 degrees, 52 minutes East, 12.33 chains to the rimrock of Bartlett Mesa on Railroad Canyon;

     thence along said rimrock for the following courses, and distances:

     North 22 degrees, 7 minutes West, 9.81 chains,

     thence North 10 degrees, 1 minute East, 14.32 chains across the neck of the Bartlett Mesa, leading to what is known as Raton Peak, to the rimrock on the West side of Brush Canyon;

     thence North 40 degrees, 20 minutes East, 23.53 chains crossing a gulch of Brush Canyon, below Springs to a point on said West rimrock of Brush Canyon;

     thence  following  said rimrock  North 63 degrees,  29 minutes  East,  4.23 chains.

     thence North 39 degrees, 22 minutes East, 6.91 chains;

     thence crossing head of Brush Canyon below Springs, to a point on the East rimrock North 69 degrees, 58 minutes East, 19.09 chains;

     thence along the rimrock of Bartlett Mesa on the East side of Brush Canyon for the following courses and distances, to-wit:

     North 52 degrees, 33 minutes West, 7.80 chains.

     North 32 degrees, 38 minutes West, 5.68 chains.

     North 26 degrees, 17 minutes West, 14.18 chains,

     thence leaving the rimrock North 11 degrees, 36 minutes East, 7.31 chains to the quarter-corner to Section No. 36, Twp 32 North, and Section No. 1, Twp 31 North, Range 23 East of the NMPM.

     thence North 0 degrees, 19 minutes West, 80.43 chains to the midpoint of the North line of Section No. 36, Twp 32 North, Range 23 East;

     thence North 0 degrees, 44 minutes East, 80.05 chains to the midpoint of the North line of Section No. 25, Twp 32 North, Range 23 East;

     thence North 87 degrees, 39 minutes West, 39.34 chains to the corner of Sections Nos. 23, 24, 25, and 26, Twp 32 North, 1~.ange 23 East;

     thence North 0 degrees, 56 minutes East, 37.62 chains to a point on the Colorado-- New Mexico State line, 3.21 chains South of the 0. C. Corner to fractional Sections Nos . 23 and 24, Twp 32 North, Range 23 East of the NMPM;

     thence along the Colorado -- New Mexico State line on the following courses and distances, to-wit:

     North 89 degrees, 54 minutes West, 34.59 chains to Milestone 78.

     North 89 degrees, 3 minutes West, 40.38 chains to Milestone 78-1/2.

     South 89 degrees, 42 minutes West, 78.52 chains to Milestone 79-112.

     South 89 degrees, 8 minutes West, 8.25 chains to the point of beginning.

     The above-described tract of land, contains in all four thousand, seven hundred and forty (4,740) acres of land, more or less.